TRANSFER SUPPLEMENT

Supplement No:  1

Dated:  June 1, 2002

This TRANSFER SUPPLEMENT is made as of the date first above written by MERIT Securities Corporation (the "Seller") and Structured Asset Securities Corporation (the "Purchaser").

W I T N E S S E T H:

WHEREAS, the parties have previously executed and delivered that certain Mortgage Loan Sale and Assignment Agreement (the "Mortgage Loan Sale Agreement"), dated as of April 1, 2002, among the Seller, the Purchaser, Lehman Brothers Inc. and Issuer Holding Corp. ("IHC");

WHEREAS, the Seller desires to sell, and the Purchaser desires to purchase the Subsequent Mortgage Loans identified on Schedule 1 attached hereto;

NOW THEREFORE, in consideration of the foregoing, the parties agree as follows:

1.

Schedule of Subsequent Mortgage Loans.  Attached hereto as Schedule I is the schedule of Subsequent Mortgage Loans (the "Schedule") conveyed to the Trust pursuant to Section 3 of this Transfer Supplement.

2.

Definitions Relating to Subsequent Mortgage Loans.  The following terms as used in the Mortgage Loan Sale Agreement shall have the following meanings with respect to the Subsequent Mortgage Loans identified on the Schedule.

Subsequent Cut-off Date:  June 1, 2002.

Transfer Date:  June 24, 2002.

Transfer Price:  $10,594,663 for 130 Subsequent Mortgage Loans.

3.

Conveyance of Subsequent Mortgage Loans.  The Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except to the extent specified in the Mortgage Loan Sale Agreement), all right, title and interest of the Seller, in and to each of the Subsequent Mortgage Loans identified on the Schedule and all items in the related Mortgage File.

4.

Assignment of Consolidated Agreement.  Concurrently with the execution and delivery of this Transfer Supplement, the Seller hereby assigns to the Purchaser all of its rights and interest under the Consolidated Agreement listed on Schedule II attached to the Mortgage Loan Sale Agreement with respect to the Subsequent Mortgage Loans, and delegates to the Purchaser all of its obligations thereunder, to the extent relating to the Subsequent Mortgage Loans.

5.

Transfer Price.  The Purchaser hereby pays to the Seller the Transfer Price in return for the Subsequent Mortgage Loans identified on Schedule I attached hereto.

6.

Incorporation by Reference; Ratification of Mortgage Loan Sale Agreement.  As supplemented by this Transfer Supplement, the Mortgage Loan Sale Agreement is incorporated herein by this reference and is in all respects ratified and confirmed and the Agreement as so supplemented by this Transfer Supplement shall be read, taken and construed as one and the same instrument.

7.

Representations and Warranties.  All representations and warranties of the Seller, IHC and the Purchaser set forth in the Mortgage Loan Sale Agreement are true and correct as of the date hereof and as of the Transfer Date.

8.

Counterparts.  This Transfer Supplement may be executed in two or more counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute the same instrument.

9.

Governing Law.  THIS TRANSFER SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Transfer Supplement to be duly executed by their respective officers as of the day and year first above written.

MERIT SECURITIES CORPORATION,

  as Seller

By:  _________________________________________

Name:

Title:

STRUCTURED ASSET SECURITIES CORPORATION,

  as Purchaser

By: _________________________________________

Name:  Stanley Labanowski

Title:    Vice President

SCHEDULE I TO

TRANSFER SUPPLEMENT

POOL	LOAN ID	BORROWER	ADDRESS	BALANCE
SASCO 2002-9A	50200884	BRANNON D	9 PROSPECT BAY DR W	$114,450.00
SASCO 2002-9A	50200890	HAO E	910 GREENBRIAR AVE	$127,100.00
SASCO 2002-9A	50200899	SHANNON M	14805 LIMBERWICK DR	$214,900.00
SASCO 2002-9A	50200900	LEAVITT A	21030 COUNTRY CREEK	$94,500.00
SASCO 2002-9A	50600112	LOWE R	5816 N CASA BLANCA	$757,600.00
SASCO 2002-9A	51102774	ROSALES R	12208 CONNECTICUT AV	$79,000.00
SASCO 2002-9A	51103660	PAYNE/LABRIE	27 TARN DR	$60,000.00
SASCO 2002-9A	51103686	GLAVSER EDWARD	7050 SUNSET DR	$43,500.00
SASCO 2002-9A	51103707	MELHEM R	5272 DUNLEIGH DR	$126,000.00
SASCO 2002-9A	51103750	COPPOLA A	8 TROON RD	$123,750.00
SASCO 2002-9A	51103751	GAMBINO L	12 BRANDON CT	$45,000.00
SASCO 2002-9A	51104314	HUNTER L	1019 VAN DYKE RD	$78,000.00
SASCO 2002-9A	51104320	PATEL SAVITA	30 JENNIFER LN	$95,900.00
SASCO 2002-9A	51104321	SPILLANE L	14 W PALMER AVE	$61,750.00
SASCO 2002-9A	51104322	JONES L	600 NORTH DR	$37,000.00
SASCO 2002-9A	51104323	SIMS ARTHUR	7008 CHARINGMOOR CT	$162,000.00
SASCO 2002-9A	51104324	FIGUEROA A	101 CREEKSIDE WAY	$47,700.00
SASCO 2002-9A	51104340	DIXON R	2 STREAM VALLEY CT	$318,050.00
SASCO 2002-9A	51104358	LAUGHLIN J	RD 2 BOX 131	$57,000.00
SASCO 2002-9A	51104418	BRISPORT A	756 HARLAND CT	$65,300.00
SASCO 2002-9A	51300414	NEWTON, L	1965 LENMORE DR	$132,500.00
SASCO 2002-9A	51300417	ANDERSON L	33 FARIS CIRCLE	$41,300.00
SASCO 2002-9A	51300421	BRICENO, G	251 172ND ST	$31,500.00
SASCO 2002-9A	55400327	YU/LI	2914 E 16TH ST	$80,000.00
SASCO 2002-9A	58000488	PAUL C	76 FREEMAN ST	$100,000.00
SASCO 2002-9A	58000521	ENGLANDER J	2 LINCOLN ST	$195,000.00
SASCO 2002-9A	58000537	BARKLEY B	1343 WEST 223RD ST	$85,000.00
SASCO 2002-9A	58600898	LUU, K	1474-1476 12TH AVE	$265,000.00
SASCO 2002-9A	60400055	BASHA, N	635 48TH ST	$140,000.00
SASCO 2002-9A	60902727	HIGAREDA	1144&1/2 3 84TH ST	$158,400.00
SASCO 2002-9A	61401164	SIMS, G	17745 SW MDWBRK WAY	$80,000.00
SASCO 2002-9A	61401167	ZELLMAN J D	10707 MOLLER DR	$75,000.00
SASCO 2002-9A	61401180	TAO, C	4519 SUGAR BAIS DR	$75,350.00
SASCO 2002-9A	61800053	BUZZETTA, V	128 BAY 17TH ST	$170,000.00
SASCO 2002-9A	61800064	TERZUELI, G	1527 66TH ST	$192,000.00
SASCO 2002-9A	61800070	BRIODY, M	412 EAST 240TH ST	$142,500.00
SASCO 2002-9A	61800071	HOUSNER MARILYN	21 ALMA LN	$140,000.00
SASCO 2002-9A	61800073	RENTOULIS, I	81 SPRAIN VALLEY RD	$500,000.00
SASCO 2002-9A	61800077	LUPARI	380 OCEAN TERRACE	$162,260.39
SASCO 2002-9A	61800080	TROTTA, C	175 JEANNETTE AVENUE	$112,500.00
SASCO 2002-9A	61800083	ESPOSITO G	123 ST STEPHENS PL	$260,000.00
SASCO 2002-9A	64500223	WILLIAMS, L	233 SHERMAN ST	$35,000.00
SASCO 2002-9A	64500254	CASTRO E	47 LINN AVE	$190,000.00
SASCO 2002-9A	64500256	WULFF/SARDIS	597 PLUTARCH RD	$70,000.00
SASCO 2002-9A	64500267	GIAGUINTO R	26 BIRCHWOOD RD	$70,000.00
SASCO 2002-9A	64500271	BUTERA THEORET	LOT 33 MAPLE VIEW	$76,450.00
SASCO 2002-9A	64500274	MAJONIS EDWARD	16 MURCHISON PLACE	$311,250.00
SASCO 2002-9A	66400777	MADDEN W	10651 YOUNGWARTH RD	$150,000.00
SASCO 2002-9A	66800023	REISSIG R	837 FOREST RIDGE DR	$270,000.00
SASCO 2002-9A	66800024	SAROYAN R	6785 VALLON DR	$288,000.00
SASCO 2002-9A	66800031	GROSSMAN J	4506 BERMUDA AVE	$270,000.00
SASCO 2002-9A	66800032	JESSE H	2836 VICTORIA PL	$245,000.00
SASCO 2002-9A	68200362	NEWLEE R	360 CAPITOL BUTTE	$90,000.00
SASCO 2002-9A	68200384	JORDAN JJ	5339 W 139TH ST	$78,000.00
SASCO 2002-9A	72000946	SIN S	102 PINE HURST CIR	$63,100.00
SASCO 2002-9A	72001036	ROMAGNA J	2623 BURWOOD AVE	$78,700.00
SASCO 2002-9A	72001037	GUZMAN	5535 WEST 12 COURT	$74,900.00
SASCO 2002-9A	72001057	RIERSON	15 WEST YALE ST	$61,800.00
SASCO 2002-9A	72001073	ROBINSON R	3935 SPRING CREEK LN	$60,000.00
SASCO 2002-9A	72001084	JENKINS R	543 CARDINAL DR	$49,950.00
SASCO 2002-9A	72001092	SMITH D	1726 HAZELTON ST	$40,300.00
SASCO 2002-9A	72001094	MITULINSBY A	16205 LAKE MAGDALENE	$72,800.00
SASCO 2002-9A	72001095	COUCHOT A	4741 NE 28TH AVE	$100,500.00
SASCO 2002-9A	72001096	JONES M	21545 WOOD CHUCK WAY	$70,000.00
SASCO 2002-9A	72001105	VELAZQUEZ F	10400 SW 136TH	$84,000.00
SASCO 2002-9A	72001108	WILLIAMS B	1064 LAMPLIGHTER AVE	$52,000.00
SASCO 2002-9A	72001110	CAICEDO A	11745 SW 132ND CT	$69,000.00
SASCO 2002-9A	72001116	ESCALONA G	1330 SW 78CT	$76,800.00
SASCO 2002-9A	72001117	LOBAINA A	935 SW 101 AVE	$63,000.00
SASCO 2002-9A	72001127	CASANOVA M	7069 SW 152ND PLACE	$59,850.00
SASCO 2002-9A	72001131	NELSON R	280 VIDOR AVE	$127,400.00
SASCO 2002-9A	72001132	ALBRTTON R	4525 ALBRITTON RD	$99,000.00
SASCO 2002-9A	72001134	FERGUSON B	2210 NW 41 TERRACE	$78,500.00
SASCO 2002-9A	72001140	WAN S-K	5345 NW 54TH STREET	$55,000.00
SASCO 2002-9A	72001146	KRAVETZ D	10939 SW 73ST	$68,250.00
SASCO 2002-9A	72200022	JONES C	1337 VIA LUMAYA	$568,000.00
SASCO 2002-9A	72200046	DUUS L	17246 VERDES ROBLES	$275,000.00
SASCO 2002-9A	72200053	WILKINS H	3904 SUNDEW CT	$232,000.00
SASCO 2002-9A	72700177	CALLAHAN NEWMARK	200 PARK LANE	$118,700.00
SASCO 2002-9A	72700187	KIM S	8801 SOUTHLEA CT	$321,000.00
SASCO 2002-9A	73300039	BREHM T	349 BELL CANYON RD	$239,000.00
SASCO 2002-9A	74800004	SCHIANO A	428 LIBERTY LN	$50,000.00
SASCO 2002-9A	75000107	TRAN H Y	2323 54TH ST	$90,000.00
SASCO 2002-9A	75000110	PEREZ R	10852 CEDAR ST	$117,000.00
SASCO 2002-9A	75000112	GONZALES G	925 SOUTH ORANGE AVE	$97,000.00
SASCO 2002-9A	75101655	HIEB G	4604 HILLTOP DR	$100,000.00
SASCO 2002-9A	75101688	MATHES T	432 CAMINO DELA SIER	$85,000.00
SASCO 2002-9A	75200547	MORRIS J	6711 SW 76 TERRACE	$75,000.00
SASCO 2002-9A	75200552	FISKA	3320 SW 58 ST	$296,000.00
SASCO 2002-9A	75200579	SILA C	5757 COLLINS AVE	$130,000.00
SASCO 2002-9A	75200580	AMUNCLSON L	5110 SW 164 TERRACE	$95,000.00
SASCO 2002-9A	75200582	PAREJA H	1790 SW 141 AVE	$70,000.00
SASCO 2002-9A	75200608	COTO H	1635 W 44PLACE #414	$32,300.00
SASCO 2002-9A	75200623	MORSE G	549 PLANT ST	$40,900.00
SASCO 2002-9A	75200627	BROGDEN W	1403 VENTANA DR	$79,975.00
SASCO 2002-9A	75200630	GELABERT L	2053 WHITE PLAINS ST	$49,800.00
SASCO 2002-9A	75200631	GRANGER R	3813 N TIMUCUA POINT	$85,000.00
SASCO 2002-9A	75200632	MELO J	5940 SW 2 TERRACE	$90,000.00
SASCO 2002-9A	75200635	FELIU J	45 COVENTRY CT	$91,900.00
SASCO 2002-9A	75200640	MURRAY H	1171 SW 142 PLACE	$77,000.00
SASCO 2002-9A	75200642	RODRIQUEZ CRUZ	5930 SW	$77,000.00
SASCO 2002-9A	75200645	RAOLA J	6825 SW 45LN	$45,000.00
SASCO 2002-9A	75200662	BALL-LLORERA	15613 SW 55 TERRACE	$90,000.00
SASCO 2002-9A	75200685	PATINO M	15036 SW 108 TERRACE	$121,600.00
SASCO 2002-9A	75200696	DEMARSE G	2160 N HIGHWAY A	$50,000.00
SASCO 2002-9A	75200697	PEREZ S	11914 SW 43CT	$161,000.00
SASCO 2002-9A	75200704	RODRIQUZ M	13451 SW 183 TERR	$58,750.00
SASCO 2002-9A	75200718	NAVARRO J	501 161 AVE N	$76,000.00
SASCO 2002-9A	75600180	MC LEAN D	17224 162ND ST	$105,000.00
SASCO 2002-9A	76500158	WYATT K	1907 DANIA DR	$124,400.00
SASCO 2002-9A	76500168	YUN I-H	2008 MEADOW CREST WY	$115,950.00
SASCO 2002-9A	76500199	TAGGART J	3732 MISTY LAKE	$89,000.00
SASCO 2002-9A	76900217	DENNIS RICHARDSON	18401 BARNEY DR	$205,700.00
SASCO 2002-9A	77800290	PERLOW KANONSKY	10604 WOODSDALE DR	$90,000.00
SASCO 2002-9A	78000141	ZIEMANN KUPER	12735 CEDAR RIDGE	$32,500.00
SASCO 2002-9A	78000161	SIMS O	11947 ERIE RD	$56,300.00
SASCO 2002-9A	78000162	GONZALES J	160 ELDRIDGE RD	$42,650.00
SASCO 2002-9A	78000167	FLANNERY J	2409 INDIAN TRAIL W	$136,500.00
SASCO 2002-9A	78000183	RIVERA G	2137 SE 5ST	$70,000.00
SASCO 2002-9A	78000191	KREAMER J	1809 HARBOR LN	$86,000.00
SASCO 2002-9A	78100023	MEHRTENS J	200 SE 15 RD	$122,500.00
SASCO 2002-9A	78100027	GOLDMAN J	8385 BOCA RIO DR	$58,800.00
SASCO 2002-9A	78100028	WEIR R N	9770 SW 112 ST	$135,000.00
SASCO 2002-9A	79000002	GIERBION V	175 BAY 46TH ST	$152,250.00
SASCO 2002-9A	79000008	DEBOER H	34 ACORN LANE	$100,000.00
SASCO 2002-9A	80500010	SCHULTZ P	2600 KERRY DR	$130,000.00
SASCO 2002-9A	80500016	HILDAGO N	10225 SW 87AVE	$95,000.00
SASCO 2002-9A	80600003	GOODMAN M	6455 RANCHO SANTA FE	$249,000.00
SASCO 2002-9A	81400002	WELLS E	94 WEST POPPYFIELDS	$159,000.00